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                                                                    EXHIBIT 23.2

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Paravant Computer Systems, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

                                             KPMG PEAT MARWICK LLP

Orlando, Florida
September 3, 1998




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